                                                                    EXHIBIT 99.6

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $650,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-BC3

                                   [URF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                SEPTEMBER 7, 2004

---------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                                    $ 115,203,756
Aggregate Original Principal Balance                                       $ 115,230,978
Number of Mortgage Loans                                                             484

                                             MINIMUM         MAXIMUM          AVERAGE (1)
                                            ----------       ----------       -----------
Original Principal Balance                  $   71,600       $  591,000       $  238,081
Outstanding Principal Balance               $   71,595       $  590,514       $  238,024

                                             MINIMUM          MAXIMUM     WEIGHTED AVERAGE (2)
                                            ----------       ----------   --------------------
Original Term (mos)                             360               360             360
Stated remaining Term (mos)                     354               358             356
Loan Age (mos)                                    2                 6               4
Current Interest Rate                         4.500%            8.250%          6.152%
Initial Interest Rate Cap (3)                 1.500%            5.000%          2.557%
Periodic Rate Cap (3)                         1.000%            2.000%          1.084%
Gross Margin (3)                              3.500%            7.740%          5.572%
Maximum Mortgage Rate (3)                     8.800%           15.250%         12.544%
Minimum Mortgage Rate (3)                     4.150%            8.250%          6.115%
Months to Roll (3)                               19                57              24
Original Loan-to-Value                        35.14%           100.00%          82.01%
Credit Score (4)                                523               801             645

                                             EARLIEST          LATEST
                                            ----------       ----------
Maturity Date                                03/01/34         07/01/34

                                            PERCENT OF                                 PERCENT OF
LIEN POSITION                              MORTGAGE POOL     YEAR OF ORIGINATION     MORTGAGE POOL
                                           -------------                             -------------
1st Lien                                      100.00%                2003                 0.00%
2nd Lien                                        0.00                 2004               100.00

OCCUPANCY                                                    LOAN PURPOSE
Primary                                        99.69%        Purchase                    40.49%
Second Home                                     0.31         Refinance - Rate/Term        6.15
Investment                                      0.00         Refinance - Cashout         53.36

LOAN TYPE                                                    PROPERTY TYPE
Fixed Rate                                     10.86%        Single Family               76.86%
ARM                                            89.14         Rowhouse                     0.00
                                                             Townhouse                    0.18
AMORTIZATION TYPE                                            Condominium                  4.05
Fully Amortizing                                0.00%        Two- to Four-Family          0.54
Interest-Only                                 100.00         Planned Unit Development    18.36
Balloon                                         0.00         Manufactured Housing         0.00

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                                NUMBER OF        BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL
RANGE OF MORTGAGE RATES       MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
5.500% or less                      97        $  22,489,905     19.52%    5.253%      667    $   231,855   78.89%       82.66%
5.501% to 6.000%                   132           33,112,803     28.74     5.853       650        250,855   81.80        70.30
6.001% to 6.500%                   123           28,963,734     25.14     6.310       645        235,478   81.93        50.23
6.501% to 7.000%                    99           23,111,421     20.06     6.810       626        233,449   84.46        52.21
7.001% to 7.500%                    19            4,400,746      3.82     7.250       622        231,618   83.01        38.80
7.501% to 8.000%                    12            2,557,147      2.22     7.826       623        213,096   88.07        28.18
8.001% to 8.500%                     2              568,000      0.49     8.235       613        284,000   86.97         0.00
TOTAL:                             484        $ 115,203,756    100.00%    6.152%      645    $   238,024   82.01%       61.55%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 8.250% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.152% per annum.

REMAINING MONTHS TO STATED MATURITY

                                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                                        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
REMAINING MONTHS                 NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL
TO STATED MATURITY            MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
349 to 360                         484        $ 115,203,756    100.00%    6.152%      645    $    238,02   82.01%      61.55%
TOTAL:                             484        $ 115,203,756    100.00%    6.152%      645    $     38,02   82.01%      61.55%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 354 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 356 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
RANGE OF ORIGINAL MORTGAGE      NUMBER OF        BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL
LOAN PRINCIPAL BALANCES       MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
$ 50,001 to $ 100,000               12        $   1,044,084      0.91%    6.265%      667    $    87,007   78.16%      82.47%
$100,001 to $ 150,000               85           10,840,485      9.41     6.205       648        127,535   80.52       56.93
$150,001 to $ 200,000              105           18,267,286     15.86     6.177       640        173,974   81.45       63.14
$200,001 to $ 250,000               84           19,140,639     16.61     6.151       648        227,865   81.89       65.71
$250,001 to $ 300,000               76           20,964,960     18.20     6.116       646        275,855   83.04       65.96
$300,001 to $ 350,000               59           19,076,486     16.56     6.141       642        323,330   81.43       64.60
$350,001 to $ 400,000               43           16,307,026     14.15     6.142       646        379,233   83.04       41.97
$400,001 to $ 450,000                8            3,411,479      2.96     6.047       637        426,435   81.20       63.20
$450,001 to $ 500,000                6            2,832,558      2.46     6.060       661        472,093   87.85       83.65
$500,001 to $ 550,000                2            1,030,000      0.89     6.187       680        515,000   72.63       49.71
$550,001 to $ 600,000                4            2,288,751      1.99     6.391       626        572,188   82.45       75.71
TOTAL:                             484        $ 115,203,756    100.00%    6.152%      645    $   238,024   82.01%      61.55%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $71,595 to approximately $590,514 and the average outstanding principal balance of the Mortgage Loans was approximately $238,024.

PRODUCT TYPES

                                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                                NUMBER OF        BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL
PRODUCT TYPES                 MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
30 Year Fixed Loans                 48        $  12,514,180     10.86%    6.347%      671    $   260,712   81.08%      73.82%
2/28 LIBOR ARM Loans               330           77,579,719     67.34     6.137       642        235,090   82.53       59.29
3/27 LIBOR ARM Loans               103           24,323,875     21.11     6.117       641        236,154   81.04       62.17
5/25 ARM Loans Loans                 3              785,982      0.68     5.541       639        261,994   74.92       70.74
TOTAL:                             484        $ 115,203,756     100.0%    6.152%      645    $   238,024   82.01%      61.55%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
STATE DISTRIBUTIONS             NUMBER OF        BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL
OF MORTGAGED PROPERTIES       MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
Alabama                              1        $     103,991      0.09%    6.250%      638    $   103,991   80.00%     100.00%
Arizona                             30            4,620,097      4.01     6.229       656        154,003   81.08       41.61
Arkansas                             2              427,500      0.37     5.563       723        213,750   87.00       46.67
California                         246           67,528,181     58.62     6.011       647        274,505   81.73       63.65
Colorado                            19            4,422,962      3.84     6.084       637        232,787   79.07       56.65
Connecticut                          2              349,613      0.30     7.341       605        174,806   90.83      100.00
Florida                             19            4,279,576      3.71     6.249       646        225,241   83.98       44.38
Georgia                             16            3,004,093      2.61     6.698       656        187,756   82.84       45.13
Illinois                             4              924,750      0.80     6.238       642        231,187   81.91       15.57
Indiana                              3              421,697      0.37     7.210       644        140,566   95.73       69.24
Iowa                                 1               76,800      0.07     6.750       662         76,800   80.00      100.00
Kansas                               1              139,400      0.12     6.000       615        139,400   80.00        0.00
Louisiana                            2              195,996      0.17     6.089       655         97,998   80.00       42.86
Maryland                            13            3,097,287      2.69     6.658       620        238,253   80.06       57.14
Massachusetts                        5            1,172,664      1.02     6.589       634        234,533   83.58       54.83
Michigan                             5            1,090,299      0.95     6.838       642        218,060   75.45        0.00
Minnesota                           12            2,577,658      2.24     6.140       662        214,805   80.98       50.57
Mississippi                          2              280,720      0.24     6.489       655        140,360   80.00       51.84
Missouri                             3              622,300      0.54     6.450       650        207,433   87.04       29.57
Nevada                              19            4,030,735      3.50     6.367       632        212,144   84.57       59.01
New Mexico                           1              192,000      0.17     7.140       576        192,000   89.30      100.00
North Carolina                       4              641,998      0.56     6.903       606        160,499   87.02       80.69
Ohio                                 5              819,700      0.71     6.584       624        163,940   82.53      100.00
Oklahoma                             1               75,600      0.07     5.250       680         75,600   80.00      100.00
Oregon                              12            2,135,128      1.85     6.293       645        177,927   83.40       93.26
Pennsylvania                         2              714,000      0.62     6.347       622        357,000   83.22       45.17
Rhode Island                         2              242,800      0.21     6.009       588        121,400   55.98      100.00
South Carolina                       6            1,303,000      1.13     6.038       632        217,167   77.85       78.51
Tennessee                            3              316,949      0.28     6.750       665        105,650   93.24      100.00
Texas                                2              189,325      0.16     6.587       642         94,663   79.99        0.00
Utah                                 2              277,800      0.24     5.634       653        138,900   84.21      100.00
Virginia                            24            5,985,178      5.20     6.435       644        249,382   83.57       73.93
Washington                          15            2,943,959      2.56     6.040       650        196,264   84.02       80.46
TOTAL:                             484        $ 115,203,756    100.00%    6.152%      645    $   238,024   82.01%      61.55%

(1) No more than approximately 1.51% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
RANGE OF ORIGINAL               NUMBER OF        BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL
LOAN-TO-VALUE RATIOS          MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
50.00% or less                       1        $     130,000      0.11%    6.450%      533    $   130,000   35.14%     100.00%
50.01% to 55.00%                     4              850,724      0.74     5.828       625        212,681   51.11       38.79
55.01% to 60.00%                     7            1,577,107      1.37     6.043       606        225,301   56.84       28.60
60.01% to 65.00%                     3              599,705      0.52     5.816       685        199,902   62.58       54.24
65.01% to 70.00%                    11            2,717,868      2.36     6.470       641        247,079   68.50       48.38
70.01% to 75.00%                    25            7,041,411      6.11     5.947       637        281,656   73.42       63.36
75.01% to 80.00%                   255           55,944,760     48.56     5.924       655        219,391   79.79       58.34
80.01% to 85.00%                    52           13,644,045     11.84     6.369       621        262,385   84.08       71.32
85.01% to 90.00%                   104           27,314,268     23.71     6.468       638        262,637   89.50       60.47
90.01% to 95.00%                    18            4,535,159      3.94     6.487       653        251,953   94.58       91.82
95.01% to 100.00%                    4              848,708      0.74     7.048       702        212,177   99.94      100.00
TOTAL:                             484        $ 115,203,756    100.00%    6.152%      645    $   238,024   82.01%      61.55%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 35.14% to 100.00%.

LOAN PURPOSE

                                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                                NUMBER OF        BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL
LOAN PURPOSE                  MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
Refinance - Cashout                244        $  61,473,635     53.36%    6.269%      630    $   251,941   82.10%      66.10%
Purchase                           208           46,645,427     40.49     5.960       665        224,257   81.27       54.47
Refinance - Rate/Term               32            7,084,694      6.15     6.396       648        221,397   86.12       68.73
TOTAL:                             484        $ 115,203,756    100.00%    6.152%      645    $   238,024   82.01%      61.55%

PROPERTY TYPE

                                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                                NUMBER OF        BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL
PROPERTY TYPE                 MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
Single Family                      369        $  88,546,967     76.86%    6.136%      646    $   239,965   82.05%      63.70%
Townhouse                            2              211,262      0.18     6.581       719        105,631   87.46       53.94
Condominium                         21            4,671,254      4.05     5.807       655        222,441   79.92       61.27
Two- to Four-Family                  2              626,000      0.54     6.743       616        313,000   79.95       50.16
Planned Unit Development            90           21,148,273     18.36     6.270       639        234,981   82.29       53.04
TOTAL:                             484        $ 115,203,756    100.00%    6.152%      645    $   238,024   82.01%      61.55%

DOCUMENTATION

                                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                                NUMBER OF        BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL
DOCUMENTATION                 MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
Full Documentation                 300        $  70,910,172     61.55%    5.999%      638    $   236,367   82.67%     100.00%
Stated Documentation               176           42,038,531     36.49     6.406       658        238,855   80.72        0.00
Lite Documentation                   8            2,255,052      1.96     6.214       632        281,881   85.20        0.00
TOTAL:                             484        $ 115,203,756    100.00%    6.152%      645    $   238,024   82.01%      61.55%

OCCUPANCY

                                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                                NUMBER OF        BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL
OCCUPANCY                     MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
Primary                            483        $ 114,841,506     99.69%    6.149%      645    $   237,767   81.98%      61.75%
Second Home                          1              362,250      0.31     7.050       644        362,250   90.00        0.00
TOTAL:                             484        $ 115,203,756    100.00%    6.152%      645    $   238,024   82.01%      61.55%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
MORTGAGE LOANS AGE              NUMBER OF        BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL
SUMMARY                       MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
2                                   16        $   4,599,320      3.99%    6.183%      617    $   287,457   80.33%      61.30%
3                                  225           54,018,108     46.89     6.291       644        240,080   81.98       59.86
4                                  219           50,973,276     44.25     5.988       648        232,755   81.90       63.22
5                                   23            5,454,694      4.73     6.264       646        237,161   85.41       64.68
6                                    1              158,358      0.14     6.750       609        158,358   56.79        0.00
TOTAL:                             484        $ 115,203,756    100.00%    6.152%      645    $   238,024   82.01%      61.55%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
ORIGINAL PREPAYMENT             NUMBER OF        BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL
PENALTY TERM                  MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
None                                12        $   2,634,954      2.29%    6.810%      636    $   219,580   83.24%      18.20%
12 Months                           16            3,648,811      3.17     6.461       628        228,051   81.14       73.73
13 Months                            7            1,854,525      1.61     6.154       661        264,932   87.88       61.48
24 Months                          283           67,273,484     58.40     6.096       643        237,715   82.36       59.78
36 Months                          140           34,023,761     29.53     6.145       650        243,027   81.13       62.64
48 Months                            1              139,997      0.12     6.850       714        139,997  100.00      100.00
60 Months                           25            5,628,223      4.89     6.335       646        225,129   80.68       87.61
TOTAL:                             484        $ 115,203,756    100.00%    6.152%      645    $   238,024   82.01%      61.55%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 29 months.

CREDIT SCORES

                                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                                NUMBER OF        BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL
RANGE OF CREDIT SCORES        MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
501 to 525                           1        $     300,000      0.26%    6.000%      523    $   300,000   83.33%     100.00%
526 to 550                           5              865,635      0.75     6.456       537        173,127   70.28      100.00
551 to 575                          18            4,059,812      3.52     6.680       565        225,545   79.78       81.80
576 to 600                          45           11,863,439     10.30     6.616       588        263,632   83.44       71.37
601 to 625                         106           26,136,243     22.69     6.179       613        246,568   81.44       73.94
626 to 650                          96           22,158,807     19.23     6.210       639        230,821   82.92       55.82
651 to 675                         101           23,353,939     20.27     6.039       662        231,227   81.83       53.68
676 to 700                          54           12,543,011     10.89     5.931       688        232,278   82.69       52.67
701 to 725                          32            7,939,445      6.89     5.809       713        248,108   79.84       58.91
726 to 750                          16            3,454,205      3.00     6.043       735        215,888   84.94       41.76
751 to 775                           6            1,564,740      1.36     5.724       765        260,790   84.32       28.55
776 to 800                           3              688,522      0.60     5.390       781        229,507   76.24       80.16
801 to 825                           1              275,956      0.24     5.500       801        275,956   80.00        0.00
TOTAL:                             484        $ 115,203,756    100.00%    6.152%      645    $   238,024   82.01%      61.55%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 523 to 801 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 645.

CREDIT GRADE

                                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                                NUMBER OF        BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL
CREDIT GRADE                  MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
A+                                 311        $  72,781,771     63.18%    6.019%      671    $   234,025   82.30%      53.52%
A                                  112           28,048,184     24.35     6.341       606        250,430   82.61       74.25
A-                                  41            9,876,789      8.57     6.471       596        240,897   80.72       72.51
B                                   12            2,804,827      2.43     6.419       600        233,736   77.26       87.83
C                                    6            1,347,185      1.17     6.425       541        224,531   78.90       86.12
C-                                   2              345,000       0.3     6.403       611        172,500   59.44      100.00
TOTAL:                             484        $ 115,203,756     100.0%    6.152%      645    $   238,024   82.01%      61.55%

MARGINS

                                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                                NUMBER OF        BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL
RANGE OF MARGINS              MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
3.001% to 3.500%                     1        $     248,000      0.24%    4.500%      656    $   248,000   80.00%     100.00%
3.501% to 4.000%                    17            4,312,810      4.20     4.918       667        253,695   79.98      100.00
4.001% to 4.500%                    37            9,435,133      9.19     5.381       659        255,004   78.57       87.67
4.501% to 5.000%                    55           13,464,124     13.11     5.680       665        244,802   82.13       66.54
5.001% to 5.500%                    98           22,337,293     21.75     5.916       647        227,932   80.68       55.82
5.501% to 6.000%                   103           23,033,292     22.43     6.194       636        223,624   82.26       60.46
6.001% to 6.500%                    71           17,298,350     16.85     6.620       623        243,639   84.02       54.93
6.501% to 7.000%                    45           10,689,808     10.41     7.055       624        237,551   85.03       35.06
7.001% to 7.500%                     4              854,149      0.83     7.982       620        213,537   89.81       10.02
7.501% to 8.000%                     5            1,016,617      0.99     7.989       614        203,323   83.65       14.92
TOTAL:                             436        $ 102,689,576    100.00%    6.128%      642    $   235,527   82.12%      60.06%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.500% per annum to 7.740% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.572% per annum.

MAXIMUM MORTGAGE RATES

                                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
       RANGE OF                 NUMBER OF        BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL
MAXIMUM MORTGAGE RATES        MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
11.500% or less                     43        $   8,957,740      8.72%    5.362%      668    $   208,320   79.68%      74.81%
11.501% to 12.000%                  93           21,369,136     20.81     5.653       648        229,776   80.30       76.18
12.001% to 12.500%                  97           22,970,408     22.37     5.943       647        236,808   81.11       65.06
12.501% to 13.000%                 113           28,164,756     27.43     6.372       635        249,246   83.80       53.63
13.001% to 13.500%                  50           11,436,349     11.14     6.495       634        228,727   82.33       36.68
13.501% to 14.000%                  31            7,629,588      7.43     7.045       622        246,116   86.08       53.07
14.001% to 14.500%                   5            1,143,397      1.11     7.176       633        228,679   80.57       11.52
14.501% to 15.000%                   2              450,201      0.44     7.847       608        225,101   88.93       59.50
15.001% to 15.500%                   2              568,000      0.55     8.235       613        284,000   86.97        0.00
TOTAL:                             436        $ 102,689,576    100.00%    6.128%      642    $   235,527   82.12%      60.06%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 8.800% per annum to 15.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.544% per annum.

NEXT RATE ADJUSTMENT DATE

                                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                                NUMBER OF        BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL
NEXT RATE ADJUSTMENT DATE     MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
April 2006                          15        $   3,568,522      3.48%   6.429%       640    $   237,901   86.02%      46.02%
May 2006                           143           33,321,128     32.45    5.894        647        233,015   81.57       63.86
June 2006                          160           37,223,150     36.25    6.333        640        232,645   83.23       57.45
July 2006                           11            3,282,920      3.20    6.076        628        298,447   80.73       45.78
October 2006                         1              184,000      0.18    6.050        601        184,000   80.00      100.00
March 2007                           1              158,358      0.15    6.750        609        158,358   56.79        0.00
April 2007                           7            1,465,873      1.43    5.979        646        209,410   82.60      100.00
May 2007                            54           12,075,885     11.76    6.102        644        223,628   82.34       54.64
June 2007                           36            9,307,359      9.06    6.101        644        258,538   79.76       61.70
July 2007                            5            1,316,400      1.28    6.450        591        263,280   79.33      100.00
June 2009                            3              785,982      0.77    5.541        639        261,994   74.92       70.74
TOTAL:                             436        $ 102,689,576    100.00%   6.128%       642    $   235,527   82.12%      60.06%